Quarterly Holdings Report
for
Fidelity Freedom® Blend 2015 Fund
June 30, 2023
FBF-Y15-NPRT1-0823
1.9892465.104
U.S. Treasury Obligations - 0.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.19% to 5.19% 7/27/23 (b) (Cost $368,624)	370,000	368,763

Domestic Equity Funds - 18.3%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (c)	641,127	8,950,127
Fidelity Series Commodity Strategy Fund (c)	16,874	1,633,389
Fidelity Series Large Cap Growth Index Fund (c)	324,609	5,654,695
Fidelity Series Large Cap Stock Fund (c)	329,188	6,221,661
Fidelity Series Large Cap Value Index Fund (c)	798,973	11,561,134
Fidelity Series Small Cap Core Fund (c)	2,670	27,418
Fidelity Series Small Cap Opportunities Fund (c)	218,858	2,818,886
Fidelity Series Value Discovery Fund (c)	287,847	4,265,891
TOTAL DOMESTIC EQUITY FUNDS (Cost $34,767,679)		41,133,201

International Equity Funds - 20.7%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	209,329	2,985,033
Fidelity Series Emerging Markets Fund (c)	325,357	2,703,717
Fidelity Series Emerging Markets Opportunities Fund (c)	887,089	15,036,152
Fidelity Series International Growth Fund (c)	423,613	6,959,958
Fidelity Series International Index Fund (c)	251,677	2,886,735
Fidelity Series International Small Cap Fund (c)	133,074	2,159,787
Fidelity Series International Value Fund (c)	628,935	6,956,025
Fidelity Series Overseas Fund (c)	555,244	6,962,754
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $43,129,723)		46,650,161

Bond Funds - 55.0%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (c)	2,008,529	18,940,428
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	1,533,752	12,116,642
Fidelity Series Corporate Bond Fund (c)	1,586,530	14,358,096
Fidelity Series Emerging Markets Debt Fund (c)	156,718	1,159,714
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	41,036	385,735
Fidelity Series Floating Rate High Income Fund (c)	24,798	222,187
Fidelity Series Government Bond Index Fund (c)	2,285,780	20,960,603
Fidelity Series High Income Fund (c)	143,055	1,171,624
Fidelity Series International Developed Markets Bond Index Fund (c)	1,033,040	8,863,482
Fidelity Series Investment Grade Bond Fund (c)	2,149,801	21,390,519
Fidelity Series Investment Grade Securitized Fund (c)	1,634,464	14,546,733
Fidelity Series Long-Term Treasury Bond Index Fund (c)	1,562,763	9,407,836
Fidelity Series Real Estate Income Fund (c)	33,279	318,810
TOTAL BOND FUNDS (Cost $141,417,901)		123,842,409

Short-Term Funds - 5.8%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (d)	285,033	285,090
Fidelity Series Government Money Market Fund 5.17% (c)(e)	2,918,483	2,918,483
Fidelity Series Short-Term Credit Fund (c)	182,483	1,753,660
Fidelity Series Treasury Bill Index Fund (c)	807,940	8,030,920
TOTAL SHORT-TERM FUNDS (Cost $13,075,865)		12,988,153

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $232,759,792)	224,982,687
NET OTHER ASSETS (LIABILITIES) - 0.0%	(38,060)
NET ASSETS - 100.0%	224,944,627

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	45	Sep 2023	5,051,953	(86,257)	(86,257)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	51	Sep 2023	5,461,781	(84,025)	(84,025)

TOTAL PURCHASED					(170,282)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	8	Sep 2023	1,795,300	(34,960)	(34,960)
ICE MSCI EAFE Index Contracts (United States)	11	Sep 2023	1,185,525	(8,798)	(8,798)
ICE MSCI Emerging Markets Index Contracts (United States)	40	Sep 2023	1,995,800	20,749	20,749

TOTAL SOLD					(23,009)

TOTAL FUTURES CONTRACTS					(193,291)
The notional amount of futures purchased as a percentage of Net Assets is 4.6%
The notional amount of futures sold as a percentage of Net Assets is 2.2%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $368,763.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	368,985	1,400,179	1,484,074	4,823	-	-	285,090	0.0%
Total	368,985	1,400,179	1,484,074	4,823	-	-	285,090

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	18,239,684	1,284,315	465,836	-	1,499	(119,234)	18,940,428
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	12,595,922	215,072	432,692	1,821	(64,044)	(197,616)	12,116,642
Fidelity Series Blue Chip Growth Fund	9,082,004	84,996	1,623,822	-	(331,053)	1,738,002	8,950,127
Fidelity Series Canada Fund	3,016,154	73,565	220,439	-	8,917	106,836	2,985,033
Fidelity Series Commodity Strategy Fund	1,538,579	173,901	42,157	-	(155)	(36,779)	1,633,389
Fidelity Series Corporate Bond Fund	14,147,825	739,763	374,265	142,269	47	(155,274)	14,358,096
Fidelity Series Emerging Markets Debt Fund	1,145,837	36,851	30,808	17,255	37	7,797	1,159,714
Fidelity Series Emerging Markets Debt Local Currency Fund	388,174	3,732	17,563	-	(1,379)	12,771	385,735
Fidelity Series Emerging Markets Fund	2,469,712	180,552	-	-	-	53,453	2,703,717
Fidelity Series Emerging Markets Opportunities Fund	15,352,271	-	752,506	-	(153,474)	589,861	15,036,152
Fidelity Series Floating Rate High Income Fund	218,679	7,195	5,924	4,901	16	2,221	222,187
Fidelity Series Government Bond Index Fund	20,900,416	1,041,524	554,244	138,364	187	(427,280)	20,960,603
Fidelity Series Government Money Market Fund 5.17%	2,707,796	426,853	216,166	34,324	-	-	2,918,483
Fidelity Series High Income Fund	1,172,161	30,002	31,992	17,608	(293)	1,746	1,171,624
Fidelity Series International Developed Markets Bond Index Fund	8,950,659	263,440	237,012	125,611	(1,392)	(112,213)	8,863,482
Fidelity Series International Growth Fund	7,000,780	67,877	387,307	-	(35,380)	313,988	6,959,958
Fidelity Series International Index Fund	2,903,005	59,231	167,927	-	(3,761)	96,187	2,886,735
Fidelity Series International Small Cap Fund	2,182,982	21,286	74,734	-	(17,220)	47,473	2,159,787
Fidelity Series International Value Fund	6,972,418	148,887	456,011	-	34,754	255,977	6,956,025
Fidelity Series Investment Grade Bond Fund	21,301,289	949,158	563,578	208,590	(921)	(295,429)	21,390,519
Fidelity Series Investment Grade Securitized Fund	14,661,901	479,803	385,090	136,144	(1,191)	(208,690)	14,546,733
Fidelity Series Large Cap Growth Index Fund	5,752,935	67,735	844,688	13,808	291,374	387,339	5,654,695
Fidelity Series Large Cap Stock Fund	6,282,723	59,593	551,992	-	77,752	353,585	6,221,661
Fidelity Series Large Cap Value Index Fund	11,738,289	261,039	921,053	-	49,817	433,042	11,561,134
Fidelity Series Long-Term Treasury Bond Index Fund	9,547,215	401,751	249,315	70,351	(35)	(291,780)	9,407,836
Fidelity Series Overseas Fund	6,994,058	68,338	411,369	-	(33,949)	345,676	6,962,754
Fidelity Series Real Estate Income Fund	406,428	10,270	100,804	5,909	(14,317)	17,233	318,810
Fidelity Series Short-Term Credit Fund	1,789,080	37,348	65,502	11,981	(222)	(7,044)	1,753,660
Fidelity Series Small Cap Core Fund	20,375	6,184	-	16	-	859	27,418
Fidelity Series Small Cap Opportunities Fund	2,862,645	83,542	275,917	-	(21,170)	169,786	2,818,886
Fidelity Series Treasury Bill Index Fund	7,610,399	768,147	340,114	94,762	(85)	(7,427)	8,030,920
Fidelity Series Value Discovery Fund	4,289,244	108,826	259,175	-	1,739	125,257	4,265,891
	224,241,639	8,160,776	11,060,002	1,023,714	(213,902)	3,200,323	224,328,834

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.